Exhibit-(18)

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Forrest Berkley, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: September 18, 2006	/s/ Forrest Berkley
Forrest Berkley

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 19th day of September 2006, by Forrest Berkley, who I have identified to be the person who signs herein.

/s/ E. Laverne Jones
NOTARY PUBLIC

My Commission Expires: 06-16-2007

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Eugene Flood, Jr., a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 9, 2006	/s/ Eugene Flood, Jr.
Eugene Flood, Jr.

State of North Carolina	)
) ss.
County of Orange	)

          SUBSCRIBED AND SWORN to before me this 12th day of June 2006, by Eugene Flood, Jr., who I have identified to be the person who signs herein.

/s/ Virginia Lindberg
NOTARY PUBLIC

My Commission Expires:

February 16, 2008

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Howell E. Jackson, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 26, 2006	/s/ Howell E. Jackson
Howell E. Jackson

State of Massachusetts	)
) ss.
County of Middlesex	)

          SUBSCRIBED AND SWORN to before me this 26th day of May 2006, by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Jonathan Murley
NOTARY PUBLIC

My Commission Expires:

September 3, 2010

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Nancy L. Jacob, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 12, 2006	/s/ Nancy L. Jacob
Nancy L. Jacob

State of Oregon	)
) ss.
County of Multnomah	)

          SUBSCRIBED AND SWORN to before me this 12th day of June 2006, by Nancy L. Jacob, who I have identified to be the person who signs herein.

/s/ Megan M. Levy
NOTARY PUBLIC

My Commission Expires:

April 19, 2009

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Bridget A. Macaskill, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: June 6, 2006	/s/ Bridget A. Macaskill
Bridget A. Macaskill

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 6th day of June 2006, by Bridget A. Macaskill, who I have identified to be the person who signs herein.

/s/ Joan E. Ambrosino
NOTARY PUBLIC

My Commission Expires:

November 4, 2006

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that James M. Poterba, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 31, 2006	/s/ James M. Poterba
James M. Poterba

State of Massachusetts	)
) ss.
County of Middlesex	)

          SUBSCRIBED AND SWORN to before me this 31st day of May 2006, by James M. Porterba, who I have identified to be the person who signs herein.

/s/ John Arditi
NOTARY PUBLIC

My Commission Expires:

July 3, 2009

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Maceo K. Sloan, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: May 26, 2006	/s/ Maceo K. Sloan
Maceo K. Sloan

State of North Carolina	)
) ss.
County of Durham	)

          SUBSCRIBED AND SWORN to before me this 26th day of May 2006, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ V. F. Bibley
NOTARY PUBLIC

My Commission Expires:

January 2, 2009

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that Laura T. Starks, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones and Stewart P. Greene, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

          I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: July 18, 2006

/s/Laura T. Starks
Laura T. Starks

State of New York	)
) ss.
County of New York	)

          SUBSCRIBED AND SWORN to before me this 18th day of July, by Laura T. Starks, who I have identified to be the person who signs herein.

/s/ E. Laverne Jones
NOTARY PUBLIC

My Commission Expires: 06-16-2007

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3
TIAA-CREF Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Institutional Mutual Funds—Registration Statement on Form N-1A
TIAA-CREF Life Funds—Registration Statement on Form N-1A
TIAA Separate Account VA-1—Registration Statement on Form N-3